UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta T2P 3L8, Canada

(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) of Enbridge Inc. (“Enbridge”) amends the Current Report on Form 8-K filed by Enbridge on December 20, 2018 (the “Original Form 8-K”) related to Enbridge’s acquisition of Enbridge Energy Partners, L.P. (“EEP”) and Enbridge Energy Management, L.L.C. (“EEQ”). This Amendment is being filed solely to correct an error in Item 8.01 of the Original Form 8-K, and does not amend or otherwise update any other information in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

ITEM 8.01	Other Events.

The third paragraph of Item 8.01 of the Original Form 8-K is hereby amended and restated as follows:

Enbridge issued 102,390,927 Enbridge Shares in connection with the Mergers. The issuance of the Enbridge Shares in connection with the EEP Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Enbridge’s registration statement on Form S-4 (Reg No. 333-227767), declared effective by the Securities and Exchange Commission on November 9, 2018, and the issuance of the Enbridge Shares in connection with the EEQ Merger was registered under the Securities Act, pursuant to Enbridge’s registration statement on Form S-4 (Reg No. 333-227768), declared effective by the Securities and Exchange Commission on November 9, 2018. The proxy statement/prospectuses included in such registration statements contain additional information about the Mergers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: December 20, 2018	By:	/s/ Tyler W. Robinson
Tyler W. Robinson Vice President & Corporate Secretary (Duly Authorized Officer)